Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment & Corporate Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment & Corporate Results
Consumer & Community Banking (“CCB”)	12–15
Commercial & Investment Bank (“CIB”)	16–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24-27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 315–321 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 192-197 and pages 198-199, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
										4Q24 Change					2024 Change
SELECTED INCOME STATEMENT DATA	4Q24		3Q24	2Q24		1Q24		4Q23		3Q24	4Q23	2024		2023	2023
Reported Basis
Total net revenue	$42,768		$42,654	$50,200	(g)	$41,934		$38,574		—%	11%	$177,556	(g)	$158,104	12%
Total noninterest expense	22,762		22,565	23,713		22,757	(h)	24,486	(h)	1	(7)	91,797		87,172	5
Pre-provision profit (a)	20,006		20,089	26,487		19,177		14,088		—	42	85,759		70,932	21
Provision for credit losses	2,631		3,111	3,052		1,884		2,762		(15)	(5)	10,678		9,320	15
NET INCOME	14,005		12,898	18,149		13,419		9,307		9	50	58,471		49,552	18

Managed Basis (b)
Total net revenue	43,738		43,315	50,992	(g)	42,548		39,943		1	10	180,593	(g)	162,366	11
Total noninterest expense	22,762		22,565	23,713		22,757	(h)	24,486	(h)	1	(7)	91,797		87,172	5
Pre-provision profit (a)	20,976		20,750	27,279		19,791		15,457		1	36	88,796		75,194	18
Provision for credit losses	2,631		3,111	3,052		1,884		2,762		(15)	(5)	10,678		9,320	15
NET INCOME	14,005		12,898	18,149		13,419		9,307		9	50	58,471		49,552	18

EARNINGS PER SHARE DATA
Net income: Basic	$4.82		$4.38	$6.13		$4.45		$3.04		10	59	$19.79		$16.25	22
Diluted	4.81		4.37	6.12		4.44		3.04		10	58	19.75		16.23	22
Average shares: Basic	2,836.9		2,860.6	2,889.8		2,908.3		2,914.4		(1)	(3)	2,873.9		2,938.6	(2)
Diluted	2,842.4		2,865.9	2,894.9		2,912.8		2,919.1		(1)	(3)	2,879.0		2,943.1	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$670,618		$593,643	$575,463		$575,195		$489,320		13	37	$670,618		$489,320	37
Common shares at period-end	2,797.6		2,815.3	2,845.1		2,871.6		2,876.6		(1)	(3)	2,797.6		2,876.6	(3)
Book value per share	116.07		115.15	111.29		106.81		104.45		1	11	116.07		104.45	11
Tangible book value per share (“TBVPS”) (a)	97.30		96.42	92.77		88.43		86.08		1	13	97.30		86.08	13
Cash dividends declared per share	1.25		1.25	1.15		1.15		1.05		—	19	4.80		4.10	17

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	17%		16%	23%		17%		12%				18%		17%
Return on tangible common equity (“ROTCE”) (a)	21		19	28		21		15				22		21
Return on assets	1.35		1.23	1.79		1.36		0.95				1.43		1.30

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio (e)	15.7%	(f)	15.3%	15.3%		15.0%		15.0%				15.7%	(f)	15.0%
Tier 1 capital ratio (e)	16.8	(f)	16.4	16.7		16.4		16.6				16.8	(f)	16.6
Total capital ratio (e)	18.5	(f)	18.2	18.5		18.2		18.5				18.5	(f)	18.5
Tier 1 leverage ratio	7.2	(f)	7.1	7.2		7.2		7.2				7.2	(f)	7.2
Supplementary leverage ratio (“SLR”)	6.1	(f)	6.0	6.1		6.1		6.1				6.1	(f)	6.1

On May 1, 2023, JPMorganChase acquired certain assets and assumed certain liabilities of First Republic Bank from the Federal Deposit Insurance Corporation (“FDIC”).
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. As of December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining $720 million CECL benefit; as of December 31, 2023, CET1 capital reflected a $1.4 billion benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, and Note 27 of the Firm’s 2023 Form 10-K for additional information.
(e)Reflect the Firm’s ratios under the Basel III Standardized approach. Refer to page 9 for further information on the Firm’s capital metrics.
(f)Estimated.
(g)Included a $7.9 billion net gain related to Visa shares. Refer to Note 2 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information on the exchange offer for Visa Class B-1 common stock.
(h)Included the FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which reflects an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, employee data and where otherwise noted)

	QUARTERLY TRENDS								FULL YEAR
							4Q24 Change				2024 Change
	4Q24		3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$4,002,814		$4,210,048	$4,143,003	$4,090,727	$3,875,393	(5)%	3%	$4,002,814	$3,875,393	3%
Loans:
Consumer, excluding credit card loans	392,810		394,945	396,955	403,404	410,093	(1)	(4)	392,810	410,093	(4)
Credit card loans	232,860		219,542	216,100	206,740	211,123	6	10	232,860	211,123	10
Wholesale loans	722,318		725,524	707,645	699,472	702,490	—	3	722,318	702,490	3
Total loans	1,347,988		1,340,011	1,320,700	1,309,616	1,323,706	1	2	1,347,988	1,323,706	2

Deposits:
U.S. offices:
Noninterest-bearing	592,500		611,334	632,316	657,651	643,748	(3)	(8)	592,500	643,748	(8)
Interest-bearing	1,345,914		1,326,489	1,291,737	1,311,857	1,303,100	1	3	1,345,914	1,303,100	3
Non-U.S. offices:
Noninterest-bearing	26,806		31,607	26,362	24,109	23,097	(15)	16	26,806	23,097	16
Interest-bearing	440,812		461,342	446,115	434,792	430,743	(4)	2	440,812	430,743	2
Total deposits	2,406,032		2,430,772	2,396,530	2,428,409	2,400,688	(1)	—	2,406,032	2,400,688	—

Long-term debt	401,418		410,157	394,028	395,872	391,825	(2)	2	401,418	391,825	2
Common stockholders’ equity	324,708		324,186	316,652	306,737	300,474	—	8	324,708	300,474	8
Total stockholders’ equity	344,758		345,836	340,552	336,637	327,878	—	5	344,758	327,878	5

Loans-to-deposits ratio	56%		55%	55%	54%	55%			56%	55%

Employees	317,233		316,043	313,206	311,921	309,926	—	2	317,233	309,926	2

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$40		$45	$56	$48	$35	(11)	14

Earnings-at-Risk (in billions) (b)(c)
Parallel shift:
+100 bps shift in rates	$2.2	(f)	$2.8	$3.5	$2.8	$3.1	(21)	(29)
-100 bps shift in rates	(2.4)	(f)	(2.9)	(3.2)	(2.3)	(2.8)	17	14

LINE OF BUSINESS & CORPORATE NET REVENUE (d)
Consumer & Community Banking	$18,362		$17,791	$17,701	$17,653	$18,097	3	1	$71,507	$70,148	2
Commercial & Investment Bank (e)	17,598		17,015	17,917	17,584	14,974	3	18	70,114	64,353	9
Asset & Wealth Management	5,778		5,439	5,252	5,109	5,095	6	13	21,578	19,827	9
Corporate	2,000		3,070	10,122	2,202	1,777	(35)	13	17,394	8,038	116
TOTAL NET REVENUE	$43,738		$43,315	$50,992	$42,548	$39,943	1	10	$180,593	$162,366	11

LINE OF BUSINESS & CORPORATE NET INCOME/(LOSS)
Consumer & Community Banking	$4,516		$4,046	$4,210	$4,831	$4,788	12	(6)	$17,603	$21,232	(17)
Commercial & Investment Bank (e)	6,636		5,691	5,897	6,622	4,177	17	59	24,846	20,272	23
Asset & Wealth Management	1,517		1,351	1,263	1,290	1,217	12	25	5,421	5,227	4
Corporate	1,336		1,810	6,779	676	(875)	(26)	NM	10,601	2,821	276
NET INCOME	$14,005		$12,898	$18,149	$13,419	$9,307	9	50	$58,471	$49,552	18

On May 1, 2023, JPMorganChase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.
(a)Refer to Commercial & Investment Bank VaR on page 19 for further information.
(b)Earnings-at-risk estimates the Firm’s interest rate exposure for a given interest rate scenario. It is presented as a sensitivity to a baseline, which includes net interest income and certain interest rate sensitive fees. The baseline reflects certain assumptions relating to the Federal Reserve’s balance sheet policy (e.g., quantitative tightening and usage at the Reverse Repurchase Facility) that require management judgment. The Firm’s actual net interest income for the rate shifts presented may differ as the earnings-at-risk scenarios are modelled as instantaneous shifts and exclude any actions that could be taken by the Firm or its clients and customers in response to instantaneous rate changes. Other significant assumptions in the earnings-at-risk scenarios may also differ from actual results, including mortgage prepayments and deposits rates paid. Refer to pages 80-81 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 for additional information.
(c)Reflects the simultaneous shift of U.S. dollar and non-U.S. dollar rates. At September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, represents the total of the Firm’s U.S. dollar and non-U.S. dollar sensitivities. Refer to Structural interest rate risk management of the Firm’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2024, June 30, 2024 and March 31, 2024 and the Firm’s 2023 Form 10-K for additional information.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment Results on page 20 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information.'
(f)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS										FULL YEAR
									4Q24 Change						2024 Change
REVENUE	4Q24	3Q24	2Q24		1Q24		4Q23		3Q24	4Q23	2024		2023		2023
Investment banking fees	$2,421	$2,231	$2,304		$1,954		$1,635		9%	48%	$8,910		$6,519		37%
Principal transactions	5,195	5,988	6,814		6,790		3,725		(13)	39	24,787		24,460		1
Lending- and deposit-related fees	1,952	1,924	1,828		1,902		1,926		1	1	7,606		7,413		3
Asset management fees	4,874	4,479	4,302		4,146		4,077		9	20	17,801		15,220		17
Commissions and other fees	1,865	1,936	1,924		1,805		1,697		(4)	10	7,530		6,836		10
Investment securities losses	(92)	(16)	(547)		(366)		(743)		(475)	88	(1,021)		(3,180)		68
Mortgage fees and related income	376	402	348		275		263		(6)	43	1,401		1,176		19
Card income	1,602	1,345	1,332		1,218		1,247		19	28	5,497		4,784		15
Other income (a)	1,225	960	9,149	(e)	1,128		696		28	76	12,462	(e)	5,609		122
Noninterest revenue	19,418	19,249	27,454		18,852		14,523		1	34	84,973		68,837		23
Interest income	47,566	50,416	48,513		47,438		47,384		(6)	—	193,933		170,588		14
Interest expense	24,216	27,011	25,767		24,356		23,333		(10)	4	101,350		81,321		25
Net interest income	23,350	23,405	22,746		23,082		24,051		—	(3)	92,583		89,267		4
TOTAL NET REVENUE	42,768	42,654	50,200		41,934		38,574		—	11	177,556		158,104		12

Provision for credit losses	2,631	3,111	3,052		1,884		2,762		(15)	(5)	10,678		9,320		15

NONINTEREST EXPENSE
Compensation expense	12,469	12,817	12,953		13,118		11,847		(3)	5	51,357		46,465		11
Occupancy expense	1,309	1,258	1,248		1,211		1,208		4	8	5,026		4,590		9
Technology, communications and equipment expense	2,516	2,447	2,447		2,421		2,409		3	4	9,831		9,246		6
Professional and outside services	3,007	2,780	2,722		2,548		2,606		8	15	11,057		10,235		8
Marketing	1,335	1,258	1,221		1,160		1,298		6	3	4,974		4,591		8
Other expense (b)	2,126	2,005	3,122	(f)	2,299	(g)	5,118	(g)	6	(58)	9,552	(f)(g)	12,045	(g)	(21)
TOTAL NONINTEREST EXPENSE	22,762	22,565	23,713		22,757		24,486		1	(7)	91,797		87,172		5
Income before income tax expense	17,375	16,978	23,435		17,293		11,326		2	53	75,081		61,612		22
Income tax expense (a)	3,370	4,080	5,286		3,874		2,019	(h)	(17)	67	16,610		12,060	(h)	38
NET INCOME	$14,005	$12,898	$18,149		$13,419		$9,307		9	50	$58,471		$49,552		18

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.82	$4.38	$6.13		$4.45		$3.04		10	59	$19.79		$16.25		22
Diluted earnings per share	4.81	4.37	6.12		4.44		3.04		10	58	19.75		16.23		22

FINANCIAL RATIOS
Return on common equity (c)	17%	16%	23%		17%		12%				18%		17%
Return on tangible common equity (c)(d)	21	19	28		21		15				22		21
Return on assets (c)	1.35	1.23	1.79		1.36		0.95				1.43		1.30
Effective income tax rate	19.4	24.0	22.6		22.4		17.8	(h)			22.1		19.6	(h)
Overhead ratio	53	53	47		54		63				52		55

On May 1, 2023, JPMorganChase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC.
(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. The amortization of the associated investments that was previously recognized in other income is now recognized in income tax expense, which aligns with the associated tax credits and other tax benefits. Refer to Note 1 and 5 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 for additional information.
(b)Included Firmwide legal expense of $236 million, $259 million, $317 million, $(72) million and $175 million for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $740 million and $1.4 billion for the full year 2024 and 2023, respectively.
(c)Ratios are based upon annualized amounts.
(d)Refer to page 28 for a further discussion of ROTCE.
(e)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(f)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorganChase Foundation.
(g)Included an FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which was an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(h)Included an income tax benefit of $463 million and $428 million for the three months and full year ended December 31, 2023, respectively, related to the finalization of certain income tax regulations. The benefit resulted in a reduction in the Firm’s effective tax rate of 4.1 percentage points in the fourth quarter of 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Dec 31, 2024
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2024	2024	2024	2024	2023	2024	2023
ASSETS
Cash and due from banks	$23,372	$22,896	$27,265	$22,750	$29,066	2%	(20)%
Deposits with banks	445,945	411,364	503,554	539,366	595,085	8	(25)
Federal funds sold and securities purchased under
resale agreements	295,001	390,821	392,763	330,559	276,152	(25)	7
Securities borrowed	219,546	252,434	199,062	198,336	200,436	(13)	10
Trading assets:
Debt and equity instruments	576,817	734,928	679,209	697,788	485,743	(22)	19
Derivative receivables	60,967	52,561	54,673	56,621	54,864	16	11
Available-for-sale (“AFS”) securities	406,852	334,548	266,252	236,152	201,704	22	102
Held-to-maturity (”HTM”) securities	274,468	299,954	323,746	334,527	369,848	(8)	(26)
Investment securities, net of allowance for credit losses	681,320	634,502	589,998	570,679	571,552	7	19
Loans	1,347,988	1,340,011	1,320,700	1,309,616	1,323,706	1	2
Less: Allowance for loan losses	24,345	23,949	22,991	22,351	22,420	2	9
Loans, net of allowance for loan losses	1,323,643	1,316,062	1,297,709	1,287,265	1,301,286	1	2
Accrued interest and accounts receivable	101,223	122,565	135,692	129,823	107,363	(17)	(6)
Premises and equipment	32,223	31,525	30,582	30,279	30,157	2	7
Goodwill, MSRs and other intangible assets	64,560	64,455	64,525	64,374	64,381	—	—
Other assets	178,197	175,935	167,971	162,887	159,308	1	12
TOTAL ASSETS	$4,002,814	$4,210,048	$4,143,003	$4,090,727	$3,875,393	(5)	3

LIABILITIES
Deposits	$2,406,032	$2,430,772	$2,396,530	$2,428,409	$2,400,688	(1)	—
Federal funds purchased and securities loaned or sold
under repurchase agreements	296,835	389,337	400,832	325,670	216,535	(24)	37
Short-term borrowings	52,893	50,638	47,308	46,268	44,712	4	18
Trading liabilities:
Debt and equity instruments	153,222	204,593	206,018	192,324	139,581	(25)	10
Derivative payables	39,661	38,665	34,818	36,003	40,847	3	(3)
Accounts payable and other liabilities	280,672	314,356	295,813	301,469	290,307	(11)	(3)
Beneficial interests issued by consolidated VIEs	27,323	25,694	27,104	28,075	23,020	6	19
Long-term debt	401,418	410,157	394,028	395,872	391,825	(2)	2
TOTAL LIABILITIES	3,658,056	3,864,212	3,802,451	3,754,090	3,547,515	(5)	3

STOCKHOLDERS’ EQUITY
Preferred stock	20,050	21,650	23,900	29,900	27,404	(7)	(27)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	90,911	90,638	90,328	89,903	90,128	—	1
Retained earnings	376,166	365,966	356,924	342,414	332,901	3	13
Accumulated other comprehensive loss (“AOCI”)	(12,456)	(6,784)	(11,338)	(11,639)	(10,443)	(84)	(19)
Treasury stock, at cost	(134,018)	(129,739)	(123,367)	(118,046)	(116,217)	(3)	(15)
TOTAL STOCKHOLDERS’ EQUITY	344,758	345,836	340,552	336,637	327,878	—	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,002,814	$4,210,048	$4,143,003	$4,090,727	$3,875,393	(5)	3

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
AVERAGE BALANCES	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
ASSETS
Deposits with banks	$448,992	$464,704	$512,150	$535,708	$540,040	(3)%	(17)%	$490,205	$499,396	(2)%
Federal funds sold and securities purchased under resale agreements	337,553	404,174	370,817	323,988	319,056	(16)	6	359,197	317,159	13
Securities borrowed	232,500	217,716	195,877	192,545	200,369	7	16	209,744	193,228	9
Trading assets - debt instruments	452,091	496,176	452,933	422,516	374,254	(9)	21	456,029	376,928	21
Investment securities	661,361	622,835	580,044	580,046	579,450	6	14	611,241	604,800	1
Loans	1,339,378	1,325,440	1,313,085	1,311,578	1,315,439	1	2	1,322,425	1,248,076	6
All other interest-earning assets (a)	100,085	90,721	84,819	79,134	79,787	10	25	88,726	86,121	3
Total interest-earning assets	3,571,960	3,621,766	3,509,725	3,445,515	3,408,395	(1)	5	3,537,567	3,325,708	6
Trading assets - equity and other instruments	204,126	217,790	221,382	190,783	144,642	(6)	41	208,534	160,087	30
Trading assets - derivative receivables	58,643	54,575	57,175	57,635	62,069	7	(6)	57,005	64,227	(11)
All other noninterest-earning assets	290,438	282,877	283,161	274,704	270,526	3	7	282,816	272,202	4
TOTAL ASSETS	$4,125,167	$4,177,008	$4,071,443	$3,968,637	$3,885,632	(1)	6	$4,085,922	$3,822,224	7
LIABILITIES
Interest-bearing deposits	$1,793,337	$1,749,353	$1,722,856	$1,726,142	$1,713,189	3	5	$1,748,050	$1,698,529	3
Federal funds purchased and securities loaned or
sold under repurchase agreements	358,508	425,795	375,371	294,983	254,211	(16)	41	363,820	256,086	42
Short-term borrowings	41,346	40,234	38,234	38,529	37,941	3	9	39,593	37,468	6
Trading liabilities - debt and all other interest-bearing liabilities (b)	304,599	329,850	318,703	302,997	287,443	(8)	6	314,054	286,605	10
Beneficial interests issued by consolidated VIEs	25,881	26,556	26,222	27,407	23,133	(3)	12	26,515	18,648	42
Long-term debt	346,485	347,910	342,516	340,411	325,843	—	6	344,346	296,433	16
Total interest-bearing liabilities	2,870,156	2,919,698	2,823,902	2,730,469	2,641,760	(2)	9	2,836,378	2,593,769	9
Noninterest-bearing deposits	623,654	633,957	648,327	648,644	658,912	(2)	(5)	638,592	660,538	(3)
Trading liabilities - equity and other instruments	36,228	32,739	30,456	28,622	34,176	11	6	32,025	30,501	5
Trading liabilities - derivative payables	40,621	39,936	37,538	39,877	42,447	2	(4)	39,497	46,355	(15)
All other noninterest-bearing liabilities	216,082	206,376	196,590	192,796	186,871	5	16	203,006	181,601	12
TOTAL LIABILITIES	3,786,741	3,832,706	3,736,813	3,640,408	3,564,166	(1)	6	3,749,498	3,512,764	7
Preferred stock	20,050	22,408	25,867	27,952	27,404	(11)	(27)	24,054	27,404	(12)
Common stockholders’ equity	318,376	321,894	308,763	300,277	294,062	(1)	8	312,370	282,056	11
TOTAL STOCKHOLDERS’ EQUITY	338,426	344,302	334,630	328,229	321,466	(2)	5	336,424	309,460	9
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,125,167	$4,177,008	$4,071,443	$3,968,637	$3,885,632	(1)	6	$4,085,922	$3,822,224	7

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	3.97%	4.59%	4.76%	4.79%	4.79%			4.55%	4.36%
Federal funds sold and securities purchased under resale agreements	4.76	5.14	5.23	5.23	5.26			5.09	4.75
Securities borrowed	4.09	4.53	4.47	4.52	4.59			4.39	4.13
Trading assets - debt instruments	4.52	4.51	4.44	4.38	4.39			4.47	4.25
Investment securities	3.86	3.96	3.80	3.64	3.53			3.82	3.13
Loans	6.87	7.07	7.03	7.03	6.97			7.00	6.70
All other interest-earning assets (a)(d)	8.26	9.11	10.14	10.22	10.10			9.36	8.90
Total interest-earning assets	5.31	5.55	5.57	5.55	5.53			5.50	5.14

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.66	2.94	2.90	2.85	2.78			2.84	2.36
Federal funds purchased and securities loaned or
sold under repurchase agreements	4.81	5.36	5.47	5.41	5.51			5.26	5.18
Short-term borrowings	5.03	5.38	5.27	5.57	5.55			5.31	5.05
Trading liabilities - debt and all other interest-bearing liabilities (b)	3.09	3.17	3.29	3.50	3.58			3.26	3.28
Beneficial interests issued by consolidated VIEs	4.85	5.27	5.40	5.34	5.36			5.22	5.11
Long-term debt	5.38	5.53	5.61	5.46	5.33			5.49	5.33
Total interest-bearing liabilities	3.36	3.68	3.67	3.59	3.50			3.57	3.14

INTEREST RATE SPREAD	1.95	1.87	1.90	1.96	2.03			1.93	2.00
NET YIELD ON INTEREST-EARNING ASSETS	2.61	2.58	2.62	2.71	2.81			2.63	2.70
Memo: Net yield on interest-earning assets excluding Markets (e)	3.79	3.86	3.86	3.83	3.86			3.84	3.85
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    All other interest-bearing liabilities include brokerage-related customer payables.
(c)    Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2023 Form 10-K for additional information on hedge accounting.
(d) The rates reflect the impact of interest earned on cash collateral where the cash collateral has been netted against certain derivative payables.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
OTHER INCOME
Other income - reported (a)	$1,225	$960	$9,149	$1,128	$696	28%	76%	$12,462	$5,609	122%
Fully taxable-equivalent adjustments (a)(b)	849	541	677	493	1,243	57	(32)	2,560	3,782	(32)
Other income - managed	$2,074	$1,501	$9,826	$1,621	$1,939	38	7	$15,022	$9,391	60

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$19,418	$19,249	$27,454	$18,852	$14,523	1	34	$84,973	$68,837	23
Fully taxable-equivalent adjustments	849	541	677	493	1,243	57	(32)	2,560	3,782	(32)
Total noninterest revenue - managed	$20,267	$19,790	$28,131	$19,345	$15,766	2	29	$87,533	$72,619	21

NET INTEREST INCOME
Net interest income - reported	$23,350	$23,405	$22,746	$23,082	$24,051	—	(3)	$92,583	$89,267	4
Fully taxable-equivalent adjustments (b)	121	120	115	121	126	1	(4)	477	480	(1)
Net interest income - managed	$23,471	$23,525	$22,861	$23,203	$24,177	—	(3)	$93,060	$89,747	4

TOTAL NET REVENUE
Total net revenue - reported	$42,768	$42,654	$50,200	$41,934	$38,574	—	11	$177,556	$158,104	12
Fully taxable-equivalent adjustments	970	661	792	614	1,369	47	(29)	3,037	4,262	(29)
Total net revenue - managed	$43,738	$43,315	$50,992	$42,548	$39,943	1	10	$180,593	$162,366	11

PRE-PROVISION PROFIT
Pre-provision profit - reported	$20,006	$20,089	$26,487	$19,177	$14,088	—	42	$85,759	$70,932	21
Fully taxable-equivalent adjustments	970	661	792	614	1,369	47	(29)	3,037	4,262	(29)
Pre-provision profit - managed	$20,976	$20,750	$27,279	$19,791	$15,457	1	36	$88,796	$75,194	18

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$17,375	$16,978	$23,435	$17,293	$11,326	2	53	$75,081	$61,612	22
Fully taxable-equivalent adjustments	970	661	792	614	1,369	47	(29)	3,037	4,262	(29)
Income before income tax expense - managed	$18,345	$17,639	$24,227	$17,907	$12,695	4	45	$78,118	$65,874	19

INCOME TAX EXPENSE
Income tax expense - reported (a)	$3,370	$4,080	$5,286	$3,874	$2,019	(17)	67	$16,610	$12,060	38
Fully taxable-equivalent adjustments (a)	970	661	792	614	1,369	47	(29)	3,037	4,262	(29)
Income tax expense - managed	$4,340	$4,741	$6,078	$4,488	$3,388	(8)	28	$19,647	$16,322	20

OVERHEAD RATIO
Overhead ratio - reported	53%	53%	47%	54%	63%			52%	55%
Overhead ratio - managed	52	52	47	53	61			51	54

(a)Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Predominantly recognized in CIB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT & CORPORATE RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS								FULL YEAR
							4Q24 Change					2024 Change
	4Q24	3Q24	2Q24		1Q24	4Q23	3Q24	4Q23	2024		2023	2023
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$18,362	$17,791	$17,701		$17,653	$18,097	3%	1%	$71,507		$70,148	2%
Commercial & Investment Bank (a)	17,598	17,015	17,917		17,584	14,974	3	18	70,114		64,353	9
Asset & Wealth Management	5,778	5,439	5,252		5,109	5,095	6	13	21,578		19,827	9
Corporate	2,000	3,070	10,122	(b)	2,202	1,777	(35)	13	17,394	(b)	8,038	116
TOTAL NET REVENUE	$43,738	$43,315	$50,992		$42,548	$39,943	1	10	$180,593		$162,366	11

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,728	$9,586	$9,425		$9,297	$9,336	1	4	$38,036		$34,819	9
Commercial & Investment Bank (a)	8,712	8,751	9,166		8,724	8,169	—	7	35,353		33,972	4
Asset & Wealth Management	3,772	3,639	3,543		3,460	3,388	4	11	14,414		12,780	13
Corporate	550	589	1,579	(c)	1,276	3,593	(7)	(85)	3,994	(c)	5,601	(29)
TOTAL NONINTEREST EXPENSE	$22,762	$22,565	$23,713		$22,757	$24,486	1	(7)	$91,797		$87,172	5

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$8,634	$8,205	$8,276		$8,356	$8,761	5	(1)	$33,471		$35,329	(5)
Commercial & Investment Bank (a)	8,886	8,264	8,751		8,860	6,805	8	31	34,761		30,381	14
Asset & Wealth Management	2,006	1,800	1,709		1,649	1,707	11	18	7,164		7,047	2
Corporate	1,450	2,481	8,543		926	(1,816)	(42)	NM	13,400		2,437	450
PRE-PROVISION PROFIT	$20,976	$20,750	$27,279		$19,791	$15,457	1	36	$88,796		$75,194	18

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$2,623	$2,795	$2,643		$1,913	$2,189	(6)	20	$9,974		$6,899	45
Commercial & Investment Bank (a)	61	316	384		1	576	(81)	(89)	762		2,091	(64)
Asset & Wealth Management	(35)	4	20		(57)	(1)	NM	NM	(68)		159	NM
Corporate	(18)	(4)	5		27	(2)	(350)	NM	10		171	(94)
PROVISION FOR CREDIT LOSSES	$2,631	$3,111	$3,052		$1,884	$2,762	(15)	(5)	$10,678		$9,320	15

NET INCOME/(LOSS)
Consumer & Community Banking	$4,516	$4,046	$4,210		$4,831	$4,788	12	(6)	$17,603		$21,232	(17)
Commercial & Investment Bank (a)	6,636	5,691	5,897		6,622	4,177	17	59	24,846		20,272	23
Asset & Wealth Management	1,517	1,351	1,263		1,290	1,217	12	25	5,421		5,227	4
Corporate	1,336	1,810	6,779		676	(875)	(26)	NM	10,601		2,821	276
TOTAL NET INCOME	$14,005	$12,898	$18,149		$13,419	$9,307	9	50	$58,471		$49,552	18

(a)Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB"). Refer to Business Segment Results on page 20 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information.
(b)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(c)Included $1.0 billion contribution of Visa shares to the JPMorganChase Foundation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2024
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,				2024 Change
	2024		2024	2024	2024	2023	2024	2023	2024		2023	2023
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$275,515	(c)	$272,964	$267,196	$257,569	$250,585	1%	10%
Tier 1 capital	294,889	(c)	292,333	290,442	280,771	277,306	1	6
Total capital	325,618	(c)	324,585	322,175	312,149	308,497	—	6
Risk-weighted assets	1,759,173	(c)	1,782,722	1,743,481	1,712,081	1,671,995	(1)	5
CET1 capital ratio	15.7%	(c)	15.3%	15.3%	15.0%	15.0%
Tier 1 capital ratio	16.8	(c)	16.4	16.7	16.4	16.6
Total capital ratio	18.5	(c)	18.2	18.5	18.2	18.5

Advanced
CET1 capital	$275,515	(c)	$272,964	$267,196	$257,569	$250,585	1	10
Tier 1 capital	294,889	(c)	292,333	290,442	280,771	277,306	1	6
Total capital	311,911	(c)	310,764	308,639	298,766	295,417	—	6
Risk-weighted assets	1,741,718	(c)	1,762,991	1,726,204	1,681,317	1,669,156	(1)	4
CET1 capital ratio	15.8%	(c)	15.5%	15.5%	15.3%	15.0%
Tier 1 capital ratio	16.9	(c)	16.6	16.8	16.7	16.6
Total capital ratio	17.9	(c)	17.6	17.9	17.8	17.7

Leverage-based capital metrics
Adjusted average assets (b)	$4,070,506	(c)	$4,122,332	$4,016,654	$3,913,677	$3,831,200	(1)	6
Tier 1 leverage ratio	7.2%	(c)	7.1%	7.2%	7.2%	7.2%

Total leverage exposure	$4,838,564	(c)	$4,893,662	$4,768,202	$4,634,634	$4,540,465	(1)	7
SLR	6.1%	(c)	6.0%	6.1%	6.1%	6.1%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$546,605	(c)	$543,616	$533,949	$520,386	$513,799	1	6

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$272,964		$267,196	$257,569	$250,585	$241,825	2	13	$250,585		$218,934	14%
Net income applicable to common equity	13,746		12,612	17,832	13,022	8,921	9	54	57,212		48,051	19
Dividends declared on common stock	(3,546)		(3,570)	(3,322)	(3,348)	(3,064)	1	(16)	(13,786)		(12,055)	(14)
Net purchase of treasury stock	(4,279)		(6,372)	(5,321)	(1,829)	(2,240)	33	(91)	(17,801)		(8,881)	(100)
Changes in additional paid-in capital	273		310	425	(225)	229	(12)	19	783		1,084	(28)
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	(2,633)		2,297	108	141	4,362	NM	NM	(87)		5,381	NM
Translation adjustments, net of hedges	(887)		389	(156)	(204)	402	NM	NM	(858)		329	NM
Fair value hedges	(54)		(20)	8	(21)	(86)	(170)	37	(87)		(101)	14
Defined benefit pension and other postretirement employee benefit plans	(58)		(28)	(3)	26	455	(107)	NM	(63)		373	NM
Changes related to other CET1 capital adjustments	(11)	(c)	150	56	(578)	(219)	NM	95	(383)	(c)	(2,530)	85
Change in Standardized/Advanced CET1 capital	2,551	(c)	5,768	9,627	6,984	8,760	(56)	(71)	24,930	(c)	31,651	(21)
Standardized/Advanced CET1 capital, ending balance	$275,515	(c)	$272,964	$267,196	$257,569	$250,585	1	10	$275,515	(c)	$250,585	10

(a)The capital metrics reflect the CECL capital transition provisions. As of December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, CET1 capital reflected the remaining $720 million CECL benefit; as of December 31, 2023, CET1 capital reflected a $1.4 billion benefit. Refer to Note 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, and Note 27 of the Firm’s 2023 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Dec 31, 2024
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2024 Change
	2024	2024	2024	2024	2023	2024	2023	2024	2023	2023
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$324,708	$324,186	$316,652	$306,737	$300,474	—%	8%
Less: Goodwill	52,565	52,711	52,620	52,636	52,634	—	—
Less: Other intangible assets	2,874	2,991	3,058	3,133	3,225	(4)	(11)
Add: Certain deferred tax liabilities (b)	2,943	2,962	2,969	2,981	2,996	(1)	(2)
Total tangible common equity	$272,212	$271,446	$263,943	$253,949	$247,611	—	10

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$318,376	$321,894	$308,763	$300,277	$294,062	(1)	8	$312,370	$282,056	11%
Less: Goodwill	52,617	52,658	52,618	52,614	52,538	—	—	52,627	52,258	1
Less: Other intangible assets	2,921	3,007	3,086	3,157	3,254	(3)	(10)	3,042	2,572	18
Add: Certain deferred tax liabilities (b)	2,952	2,963	2,975	2,988	2,992	—	(1)	2,970	2,883	3
Total tangible common equity	$265,790	$269,192	$256,034	$247,494	$241,262	(1)	10	$259,671	$230,109	13

INTANGIBLE ASSETS (period-end)
Goodwill	$52,565	$52,711	$52,620	$52,636	$52,634	—	—
Mortgage servicing rights	9,121	8,753	8,847	8,605	8,522	4	7
Other intangible assets	2,874	2,991	3,058	3,133	3,225	(4)	(11)
Total intangible assets	$64,560	$64,455	$64,525	$64,374	$64,381	—	—

(a)Refer to page 28 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q24 Change				2024 Change
	4Q24	3Q24		2Q24	1Q24		4Q23	3Q24	4Q23	2024	2023	2023
EARNINGS PER SHARE
Basic earnings per share
Net income	$14,005	$12,898		$18,149	$13,419		$9,307	9%	50%	$58,471	$49,552	18%
Less: Preferred stock dividends	259	286		317	397		386	(9)	(33)	1,259	1,501	(16)
Net income applicable to common equity	13,746	12,612		17,832	13,022		8,921	9	54	57,212	48,051	19
Less: Dividends and undistributed earnings allocated to
participating securities	77	75		114	80		51	3	51	344	291	18
Net income applicable to common stockholders	$13,669	$12,537		$17,718	$12,942		$8,870	9	54	$56,868	$47,760	19

Total weighted-average basic shares outstanding	2,836.9	2,860.6		2,889.8	2,908.3		2,914.4	(1)	(3)	2,873.9	2,938.6	(2)
Net income per share	$4.82	$4.38		$6.13	$4.45		$3.04	10	59	$19.79	$16.25	22

Diluted earnings per share
Net income applicable to common stockholders	$13,669	$12,537		$17,718	$12,942		$8,870	9	54	$56,868	$47,760	19
Total weighted-average basic shares outstanding	2,836.9	2,860.6		2,889.8	2,908.3		2,914.4	(1)	(3)	2,873.9	2,938.6	(2)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	5.5	5.3		5.1	4.5		4.7	4	17	5.1	4.5	13
Total weighted-average diluted shares outstanding	2,842.4	2,865.9		2,894.9	2,912.8		2,919.1	(1)	(3)	2,879.0	2,943.1	(2)
Net income per share	$4.81	$4.37		$6.12	$4.44		$3.04	10	58	$19.75	$16.23	22

COMMON DIVIDENDS
Cash dividends declared per share	$1.25	$1.25	(c)	$1.15	$1.15	(d)	$1.05	—	19	$4.80	$4.10	17
Dividend payout ratio	26%	28%		19%	26%		34%			24%	25%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	18.5	30.3		27.0	15.9		15.2	(39)	22	91.7	69.5	32
Average price paid per share of common stock	$233.37	$209.61		$196.83	$179.50		$151.02	11	55	$205.43	$142.31	44
Aggregate repurchases of common stock	4,313	6,361		5,318	2,849		2,301	(32)	87	18,841	9,898	90

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.8	0.5		0.5	10.9		0.8	60	—	12.7	11.9	7
Net impact of employee issuances on stockholders’ equity (b)	$343	$354		$459	$801		$308	(3)	11	$1,957	$2,171	(10)

(a)Effective July 1, 2024, the Firm’s Board of Directors had authorized a common share repurchase program of $30 billion that replaced the previous repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.
(c)On September 17, 2024, the Board of Directors declared a quarterly common stock dividend of $1.25 per share.
(d)On March 19, 2024, the Board of Directors declared a quarterly common stock dividend of $1.15 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change					2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023		2023
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$872	$863	$830	$822	$856	1%	2%	$3,387	$3,356		1%
Asset management fees	1,067	1,022	978	947	899	4	19	4,014	3,282		22
Mortgage fees and related income	368	390	346	274	261	(6)	41	1,378	1,175		17
Card income	973	743	741	682	684	31	42	3,139	2,532		24
All other income (a)	1,214	1,196	1,101	1,220	1,270	2	(4)	4,731	4,773		(1)
Noninterest revenue	4,494	4,214	3,996	3,945	3,970	7	13	16,649	15,118		10
Net interest income	13,868	13,577	13,705	13,708	14,127	2	(2)	54,858	55,030		—
TOTAL NET REVENUE	18,362	17,791	17,701	17,653	18,097	3	1	71,507	70,148		2

Provision for credit losses	2,623	2,795	2,643	1,913	2,189	(6)	20	9,974	6,899		45

NONINTEREST EXPENSE
Compensation expense	4,301	4,275	4,240	4,229	4,023	1	7	17,045	15,171		12
Noncompensation expense (b)	5,427	5,311	5,185	5,068	5,313	2	2	20,991	19,648		7
TOTAL NONINTEREST EXPENSE	9,728	9,586	9,425	9,297	9,336	1	4	38,036	34,819	(d)	9

Income before income tax expense	6,011	5,410	5,633	6,443	6,572	11	(9)	23,497	28,430		(17)
Income tax expense	1,495	1,364	1,423	1,612	1,784	10	(16)	5,894	7,198		(18)
NET INCOME	$4,516	$4,046	$4,210	$4,831	$4,788	12	(6)	$17,603	$21,232		(17)

REVENUE BY BUSINESS
Banking & Wealth Management	$10,154	$10,090	$10,375	$10,324	$10,877	1	(7)	$40,943	$43,199		(5)
Home Lending	1,297	1,295	1,319	1,186	1,161	—	12	5,097	4,140		23
Card Services & Auto	6,911	6,406	6,007	6,143	6,059	8	14	25,467	22,809		12

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	186	154	157	130	82	21	127	627	421		49
Net mortgage servicing revenue (c)	182	236	189	144	179	(23)	2	751	754		—
Mortgage fees and related income	$368	$390	$346	$274	$261	(6)	41	$1,378	$1,175		17

FINANCIAL RATIOS
ROE	32%	29%	30%	35%	33%			32%	38%
Overhead ratio	53	54	53	53	52			53	50

(a)Primarily includes operating lease income and commissions and other fees. Operating lease income was $722 million, $699 million, $682 million, $665 million and $666 million for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $2.8 billion for both the full year 2024 and 2023.
(b)Included depreciation expense on leased assets of $410 million, $387 million, $430 million, $427 million and $425 million for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $1.7 billion for both the full year 2024 and 2023.
(c)Included MSR risk management results of $21 million, $100 million, $39 million, $(1) million and $7 million for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $159 million and $131 million for the full year 2024 and 2023, respectively.
(d)In the second quarter of 2023, substantially all of the expense associated with First Republic was reported in Corporate. Commencing in the third quarter of 2023, the expense has been aligned to the appropriate LOB.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except employee data)

	QUARTERLY TRENDS								FULL YEAR
							4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23		3Q24	4Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$650,268	$633,038	$638,493	$629,122	$642,951		3%	1%	$650,268	$642,951	1%

Loans:
Banking & Wealth Management	33,221	31,614	31,078	31,266	31,142		5	7	33,221	31,142	7
Home Lending (a)	246,498	247,663	250,032	254,243	259,181		—	(5)	246,498	259,181	(5)
Card Services	233,016	219,671	216,213	206,823	211,175		6	10	233,016	211,175	10
Auto	73,619	73,215	75,310	76,508	77,705		1	(5)	73,619	77,705	(5)
Total loans	586,354	572,163	572,633	568,840	579,203		2	1	586,354	579,203	1

Deposits	1,056,652	1,054,027	1,069,753	1,105,583	1,094,738	(c)	—	(3)	1,056,652	1,094,738	(3)
Equity	54,500	54,500	54,500	54,500	55,500		—	(2)	54,500	55,500	(2)

SELECTED BALANCE SHEET DATA (average)
Total assets	$638,783	$631,117	$628,757	$627,862	$629,744		1	1	$631,648	$584,367	8

Loans:
Banking & Wealth Management	32,599	30,910	31,419	31,241	30,718		5	6	31,544	30,142	5
Home Lending (b)	247,415	250,581	254,385	257,866	261,394		(1)	(5)	252,542	232,115	9
Card Services	224,263	217,327	210,119	204,701	202,685		3	11	214,139	191,424	12
Auto	73,323	73,675	75,804	77,268	76,409		—	(4)	75,009	72,674	3
Total loans	577,600	572,493	571,727	571,076	571,206		1	1	573,234	526,355	9

Deposits	1,050,636	1,053,701	1,073,544	1,079,243	1,092,432	(c)	—	(4)	1,064,215	1,126,552	(6)
Equity	54,500	54,500	54,500	54,500	55,500		—	(2)	54,500	54,349	—

Employees	144,989	143,964	143,412	142,758	141,640		1	2	144,989	141,640	2

(a)At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, Home Lending loans held-for-sale and loans at fair value were $8.1 billion, $6.9 billion, $5.9 billion, $4.8 billion and $3.4 billion, respectively.
(b)Average Home Lending loans held-for sale and loans at fair value were $7.8 billion, $8.4 billion, $7.7 billion, $4.7 billion and $4.7 billion for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $7.1 billion and $4.8 billion for the full year 2024 and 2023, respectively.
(c)In the fourth quarter of 2023, CCB transferred approximately $18.8 billion of deposits associated with First Republic to AWM and CIB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)	$3,357	$3,252	$3,413	$3,647	$3,740	3%	(10)%	$3,357	$3,740	(10)%

Net charge-offs/(recoveries)
Banking & Wealth Management	105	82	176	79	81	28	30	442	340	30
Home Lending	(15)	(44)	(40)	(7)	6	66	NM	(106)	(56)	(89)
Card Services	1,862	1,768	1,830	1,688	1,426	5	31	7,148	4,699	52
Auto	114	113	98	119	125	1	(9)	444	357	24
Total net charge-offs/(recoveries)	$2,066	$1,919	$2,064	$1,879	$1,638	8	26	$7,928	$5,340	48
Net charge-off/(recovery) rate
Banking & Wealth Management	1.28%	1.06%	2.25%	1.02%	1.05%			1.40%	1.13%
Home Lending	(0.02)	(0.07)	(0.07)	(0.01)	0.01			(0.04)	(0.02)
Card Services	3.30	3.24	3.50	3.32	2.79			3.34	2.45
Auto	0.62	0.62	0.52	0.62	0.65			0.59	0.49
Total net charge-off/(recovery) rate	1.44	1.35	1.47	1.33	1.15			1.40	1.02

30+ day delinquency rate
Home Lending (b)	0.77%	0.77%	0.70%	0.70%	0.66%			0.77%	0.66%
Card Services	2.17	2.20	2.08	2.23	2.14			2.17	2.14
Auto	1.43	1.23	1.12	1.03	1.19			1.43	1.19

90+ day delinquency rate - Card Services	1.14	1.10	1.07	1.16	1.05			1.14	1.05

Allowance for loan losses
Banking & Wealth Management	$764	$709	$685	$706	$685	8	11	$764	$685	11
Home Lending	447	447	437	432	578	—	(23)	447	578	(23)
Card Services	14,608	14,106	13,206	12,606	12,453	4	17	14,608	12,453	17
Auto	692	692	742	742	742	—	(7)	692	742	(7)
Total allowance for loan losses	$16,511	$15,954	$15,070	$14,486	$14,458	3	14	$16,511	$14,458	14

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, mortgage loans 90 or more days past due and insured by U.S. government agencies were $84 million, $88 million, $96 million, $107 million and $123 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $122 million, $126 million, $137 million, $147 million and $176 million, respectively. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
BUSINESS METRICS
Number of:
Branches	4,966	4,906	4,884	4,907	4,897	1%	1%	4,966	4,897	1%
Active digital customers (in thousands) (a)	70,813	70,063	69,011	68,496	66,983	1	6	70,813	66,983	6
Active mobile customers (in thousands) (b)	57,821	56,985	55,564	54,674	53,828	1	7	57,821	53,828	7

Debit and credit card sales volume (in billions)	$477.6	$453.4	$453.7	$420.7	$441.0	5	8	$1,805.4	$1,678.6	8
Total payments transaction volume (in trillions) (c)	1.6	1.7	1.6	1.5	1.5	(6)	7	6.4	5.9	8

Banking & Wealth Management
Average deposits	$1,035,184	$1,037,953	$1,058,914	$1,065,562	$1,077,725	—	(4)	$1,049,333	$1,111,682	(6)
Deposit margin	2.61%	2.60%	2.72%	2.71%	2.82%			2.66%	2.84%
Business Banking average loans	$19,538	$19,472	$19,461	$19,447	$19,511	—	—	$19,479	$19,634	(1)
Business Banking origination volume	985	1,091	1,312	1,130	1,130	(10)	(13)	4,518	4,753	(5)
Client investment assets (d)	1,087,608	1,067,931	1,013,680	1,010,315	951,115	2	14	1,087,608	951,115	14
Number of client advisors	5,755	5,775	5,672	5,571	5,456	—	5	5,755	5,456	5

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$7.7	$6.5	$6.9	$4.4	$4.7	18	64	$25.5	$22.4	14
Correspondent	4.4	4.9	3.8	2.2	2.5	(10)	76	15.3	12.7	20
Total mortgage origination volume (e)	$12.1	$11.4	$10.7	$6.6	$7.2	6	68	$40.8	$35.1	16
Third-party mortgage loans serviced (period-end)	648.0	656.1	642.8	626.2	631.2	(1)	3	648.0	631.2	3
MSR carrying value (period-end)	9.1	8.7	8.8	8.6	8.5	5	7	9.1	8.5	7

Card Services
Sales volume, excluding commercial card (in billions)	$335.1	$316.6	$316.6	$291.0	$307.2	6	9	$1,259.3	$1,163.6	8
Net revenue rate	10.47%	9.91%	9.61%	10.09%	9.82%			10.03%	9.72%
Net yield on average loans	9.86	9.71	9.46	9.90	9.70			9.73	9.61

Auto
Loan and lease origination volume (in billions)	$10.6	$10.0	$10.8	$8.9	$9.9	6	7	$40.3	$41.3	(2)
Average auto operating lease assets	11,967	11,192	10,693	10,435	10,440	7	15	11,075	10,920	1

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(e)Firmwide mortgage origination volume was $14.2 billion, $13.3 billion, $12.3 billion, $7.6 billion and $8.6 billion for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $47.4 billion and $41.4 billion for the full year 2024 and 2023, respectively.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
										4Q24 Change					2024 Change
	4Q24	3Q24		2Q24		1Q24		4Q23		3Q24	4Q23	2024	2023		2023
INCOME STATEMENT
REVENUE
Investment banking fees	$2,479	$2,267		$2,356		$2,014		$1,667		9%	49%	$9,116	$6,631		37%
Principal transactions	5,158	5,899		6,691		6,634		3,649		(13)	41	24,382	23,794		2
Lending- and deposit-related fees	1,020	997		924		973		909		2	12	3,914	3,423		14
Commissions and other fees	1,320	1,349		1,337		1,272		1,208		(2)	9	5,278	4,879		8
Card income	617	589		579		525		552		5	12	2,310	2,213		4
All other income	1,132	521		857		743		1,041		117	9	3,253	2,869		13
Noninterest revenue	11,726	11,622		12,744		12,161		9,026		1	30	48,253	43,809		10
Net interest income	5,872	5,393		5,173		5,423		5,948		9	(1)	21,861	20,544		6
TOTAL NET REVENUE (a)	17,598	17,015		17,917		17,584		14,974		3	18	70,114	64,353		9

Provision for credit losses	61	316		384		1		576		(81)	(89)	762	2,091		(64)

NONINTEREST EXPENSE
Compensation expense	4,033	4,510		4,752		4,896		4,107		(11)	(2)	18,191	17,105		6
Noncompensation expense	4,679	4,241		4,414		3,828		4,062		10	15	17,162	16,867		2
TOTAL NONINTEREST EXPENSE	8,712	8,751		9,166		8,724		8,169		—	7	35,353	33,972		4

Income before income tax expense	8,825	7,948		8,367		8,859		6,229		11	42	33,999	28,290		20
Income tax expense	2,189	2,257		2,470		2,237		2,052		(3)	7	9,153	8,018		14
NET INCOME	$6,636	$5,691		$5,897		$6,622		$4,177		17	59	$24,846	$20,272		23

FINANCIAL RATIOS
ROE	19%	17%		17%		20%		11%				18%	14%
Overhead ratio	50	51		51		50		55				50	53
Compensation expense as percentage of total net revenue	23	27		27		28		27				26	27

REVENUE BY BUSINESS
Investment Banking	$2,602	$2,354		$2,464		$2,216		$1,783		11	46	$9,636	$7,076		36
Payments	4,703	4,370		4,546		4,466		4,456		8	6	18,085	17,818		1
Lending	1,916	1,894		1,936		1,724		1,763		1	9	7,470	6,896		8
Other	47	28		4		(3)		36		68	31	76	107		(29)
Total Banking & Payments	9,268	8,646		8,950		8,403		8,038		7	15	35,267	31,897		11
Fixed Income Markets	5,006	4,651	(d)	4,981	(d)	5,428	(d)	4,169	(d)	8	20	20,066	19,180	(d)	5
Equity Markets	2,043	2,501	(d)	2,812	(d)	2,585	(d)	1,678	(d)	(18)	22	9,941	8,784	(d)	13
Securities Services	1,314	1,326		1,261		1,183		1,191		(1)	10	5,084	4,772		7
Credit Adjustments & Other (b)	(33)	(109)		(87)		(15)		(102)		70	68	(244)	(280)		13
Total Markets & Securities Services	8,330	8,369		8,967		9,181		6,936		—	20	34,847	32,456		7
TOTAL NET REVENUE	$17,598	$17,015		$17,917		$17,584		$14,974		3	18	$70,114	$64,353		9

Banking & Payments revenue by client coverage segment (c)
Global Corporate Banking & Global Investment Banking	$6,449	$6,139		$6,141		$5,820		$5,415		5%	19%	$24,549	$21,700		13%
Commercial Banking	2,899	2,891		2,860		2,837		2,949		—	(2)	11,487	11,050		4
Middle Market Banking	1,965	1,931		1,936		1,927		2,010		2	(2)	7,759	7,740		—
Commercial Real Estate Banking	934	960		924		910		939		(3)	(1)	3,728	3,310		13
Other	(80)	(384)		(51)		(254)		(326)		79	75	(769)	(853)		10
Total Banking & Payments revenue	$9,268	$8,646		$8,950		$8,403		$8,038		7	15	$35,267	$31,897		11

(a)Included tax equivalent adjustments primarily from income tax credits from investments in alternative energy, affordable housing and new markets, income from tax-exempt securities and loans, and the related amortization and other tax benefits of the investments in alternative energy and affordable housing of $915 million, $607 million, $737 million, $557 million and $1.3 billion for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $2.8 billion and $4.0 billion for the full year 2024 and 2023, respectively. Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(b)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(c)Refer to page 28 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 for a description of each of the client coverage segments.
(d)In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS									FULL YEAR
								4Q24 Change				2024 Change
	4Q24	3Q24		2Q24	1Q24	4Q23		3Q24	4Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,773,194	$2,047,022	(c)	$1,939,038	$1,898,251	$1,638,493		(13)%	8%	$1,773,194	$1,638,493	8%
Loans:
Loans retained	483,043	483,915		475,880	475,454	475,186		—	2	483,043	475,186	2
Loans held-for-sale and loans at fair value (a)	40,324	47,728		41,737	40,746	39,464		(16)	2	40,324	39,464	2
Total loans	523,367	531,643		517,617	516,200	514,650		(2)	2	523,367	514,650	2

Equity	132,000	132,000		132,000	132,000	138,000		—	(4)	132,000	138,000	(4)

Banking & Payments loans by client coverage segment (period-end) (b)
Global Corporate Banking & Global Investment Banking	$125,083	$134,487		$132,592	$129,179	$128,097		(7)	(2)	$125,083	$128,097	(2)
Commercial Banking	217,674	218,733		220,222	223,474	221,550		—	(2)	217,674	221,550	(2)
Middle Market Banking	72,814	73,782		75,488	79,207	78,043		(1)	(7)	72,814	78,043	(7)
Commercial Real Estate Banking	144,860	144,951		144,734	144,267	143,507		—	1	144,860	143,507	1
Other	187	263		266	588	526		(29)	(65)	187	526	(65)
Total Banking & Payments loans	342,944	353,483		353,080	353,241	350,173		(3)	(2)	342,944	350,173	(2)

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,930,491	$2,008,127	(c)	$1,915,880	$1,794,118	$1,703,717		(4)	13	$1,912,466	$1,716,755	11
Trading assets - debt and equity instruments	613,142	663,302		638,473	580,899	490,268		(8)	25	624,032	508,792	23
Trading assets - derivative receivables	57,884	54,133		58,850	57,268	62,481		7	(7)	57,028	63,862	(11)
Loans:
Loans retained	482,316	476,256		471,861	471,187	473,879		1	2	475,426	457,886	4
Loans held-for-sale and loans at fair value (a)	43,203	44,868		42,868	43,537	40,415		(4)	7	43,621	40,891	7
Total loans	525,519	521,124		514,729	514,724	514,294		1	2	519,047	498,777	4

Deposits	1,088,439	1,064,402		1,046,993	1,045,788	1,032,226	(d)	2	5	1,061,488	996,295	7
Equity	132,000	132,000		132,000	132,000	138,000		—	(4)	132,000	137,507	(4)

Banking & Payments loans by client coverage segment (average) (b)
Global Corporate Banking & Global Investment Banking	$126,112	$128,747		$130,320	$127,403	$130,287		(2)	(3)	$128,142	$131,230	(2)
Commercial Banking	218,672	219,406		220,767	222,323	222,057		—	(2)	220,285	209,244	5
Middle Market Banking	73,205	74,660		76,229	78,364	78,601		(2)	(7)	75,605	77,130	(2)
Commercial Real Estate Banking	145,467	144,746		144,538	143,959	143,456		—	1	144,680	132,114	10
Other	193	277		360	590	449		(30)	(57)	354	331	7
Total Banking & Payments loans	344,977	348,430		351,447	350,316	352,793		(1)	(2)	348,781	340,805	2

Employees	93,231	93,754		93,387	92,478	92,271		(1)	1	93,231	92,271	1

(a)Loans held-for-sale and loans at fair value primarily reflect lending-related positions originated and purchased in Markets, including loans held for securitization.
(b)Refer to page 28 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 for a description of each of the client coverage segments.
(c)Prior-period amounts have been revised to conform with the current presentation.
(d)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and employee data)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$300	$156	$164	$69	$247	92	21	$689	$588	17

Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	3,258	2,857	2,631	2,146	1,675	14	95	3,258	1,675	95
Nonaccrual loans held-for-sale and loans at fair value (b)	1,502	1,187	988	1,093	828	27	81	1,502	828	81
Total nonaccrual loans	4,760	4,044	3,619	3,239	2,503	18	90	4,760	2,503	90

Derivative receivables	145	210	290	293	364	(31)	(60)	145	364	(60)
Assets acquired in loan satisfactions	213	216	220	159	169	(1)	26	213	169	26
Total nonperforming assets	5,118	4,470	4,129	3,691	3,036	14	69	5,118	3,036	69

Allowance for credit losses:
Allowance for loan losses	7,294	7,427	7,344	7,291	7,326	(2)	—	7,294	7,326	—
Allowance for lending-related commitments	1,976	2,013	1,930	1,785	1,849	(2)	7	1,976	1,849	7
Total allowance for credit losses	9,270	9,440	9,274	9,076	9,175	(2)	1	9,270	9,175	1

Net charge-off/(recovery) rate (c)	0.25%	0.13%	0.14%	0.06%	0.21%			0.14%	0.13%

Allowance for loan losses to period-end loans retained	1.51	1.53	1.54	1.53	1.54			1.51	1.54

Allowance for loan losses to nonaccrual loans retained (a)	224	260	279	340	437			224	437
Nonaccrual loans to total period-end loans	0.91	0.76	0.70	0.63	0.49			0.91	0.49

(a)Allowance for loan losses of $435 million, $366 million, $452 million, $375 million and $251 million were held against these nonaccrual loans at December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.
(b)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, mortgage loans 90 or more days past due and insured by U.S. government agencies were $37 million, $38 million, $42 million, $50 million and $59 million, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
.

JPMORGAN CHASE & CO.
COMMERCIAL & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
BUSINESS METRICS
Advisory	$1,060	$847	$785	$598	$751	25%	41%	$3,290	$2,814	17%
Equity underwriting	498	344	495	355	324	45	54	1,692	1,151	47
Debt underwriting	921	1,076	1,076	1,061	592	(14)	56	4,134	2,666	55
Total investment banking fees	$2,479	$2,267	$2,356	$2,014	$1,667	9	49	$9,116	$6,631	37

Client deposits and other third-party liabilities (average) (a)	1,011,634	966,025	936,725	931,603	928,561	5	9	961,646	912,859	5

Assets under custody (“AUC”) (period-end) (in billions)	$35,280	$35,832	$34,024	$33,985	$32,392	(2)	9	$35,280	$32,392	9

95% Confidence Level - Total CIB VaR (average) (b)
CIB trading VaR by risk type: (c)
Fixed income	$34	$37	$31	$35	$35	(8)	(3)
Foreign exchange	14	15	18	13	10	(7)	40
Equities	10	8	7	6	5	25	100
Commodities and other	8	8	9	7	8	—	—
Diversification benefit to CIB trading VaR (d)	(33)	(33)	(32)	(29)	(29)	—	(14)
CIB trading VaR (c)	33	35	33	32	29	(6)	14
Credit Portfolio VaR (e)	20	21	21	24	16	(5)	25
Diversification benefit to CIB VaR (d)	(16)	(14)	(16)	(15)	(13)	(14)	(23)
CIB VaR	$37	$42	$38	$41	$32	(12)	16

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)The impact of the CIB business segment reorganization was not material to Total CIB VaR. Prior periods have not been revised. Refer to Business Segment Results on page 20 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024 for additional information.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2023 Form 10-K for further information and pages 77–79 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and credit protection purchased against certain retained loans and lending-related commitments, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and employee data)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
INCOME STATEMENT
REVENUE
Asset management fees	$3,792	$3,427	$3,304	$3,170	$3,137	11%	21%	$13,693	$11,826	16%
Commissions and other fees	225	224	232	193	153	—	47	874	697	25
All other income	60	148	97	151	148	(59)	(59)	456	1,037	(56)
Noninterest revenue	4,077	3,799	3,633	3,514	3,438	7	19	15,023	13,560	11
Net interest income	1,701	1,640	1,619	1,595	1,657	4	3	6,555	6,267	5
TOTAL NET REVENUE	5,778	5,439	5,252	5,109	5,095	6	13	21,578	19,827	9

Provision for credit losses	(35)	4	20	(57)	(1)	NM	NM	(68)	159	NM

NONINTEREST EXPENSE
Compensation expense	2,058	1,994	1,960	1,972	1,857	3	11	7,984	7,115	12
Noncompensation expense	1,714	1,645	1,583	1,488	1,531	4	12	6,430	5,665	14
TOTAL NONINTEREST EXPENSE	3,772	3,639	3,543	3,460	3,388	4	11	14,414	12,780	13

Income before income tax expense	2,041	1,796	1,689	1,706	1,708	14	19	7,232	6,888	5
Income tax expense	524	445	426	416	491	18	7	1,811	1,661	9
NET INCOME	$1,517	$1,351	$1,263	$1,290	$1,217	12	25	$5,421	$5,227	4

REVENUE BY LINE OF BUSINESS
Asset Management	$2,887	$2,525	$2,437	$2,326	$2,403	14	20	$10,175	$9,129	11
Global Private Bank	2,891	2,914	2,815	2,783	2,692	(1)	7	11,403	10,698	7
TOTAL NET REVENUE	$5,778	$5,439	$5,252	$5,109	$5,095	6	13	$21,578	$19,827	9

FINANCIAL RATIOS
ROE	38%	34%	32%	33%	28%			34%	31%
Overhead ratio	65	67	67	68	66			67	64
Pretax margin ratio:
Asset Management	35	32	30	28	29			31	31
Global Private Bank	36	34	34	38	37			35	38
Asset & Wealth Management	35	33	32	33	34			34	35

Employees	29,403	29,112	28,579	28,670	28,485	1	3	29,403	28,485	3

Number of Global Private Bank client advisors	3,775	3,753	3,509	3,536	3,515	1	7	3,775	3,515	7

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23		3Q24	4Q23	2024	2023	2023
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$255,385	$253,750	$247,353	$240,555	$245,512		1%	4%	$255,385	$245,512	4%
Loans	236,303	233,903	228,042	222,472	227,929		1	4	236,303	227,929	4
Deposits	248,287	248,984	236,492	230,413	233,232	(a)	—	6	248,287	233,232	6
Equity	15,500	15,500	15,500	15,500	17,000		—	(9)	15,500	17,000	(9)

SELECTED BALANCE SHEET DATA (average)
Total assets	$253,612	$247,768	$242,155	$241,384	$247,202		2	3	$246,254	$240,222	3
Loans	233,768	229,299	224,122	223,429	227,042		2	3	227,676	220,487	3
Deposits	248,802	236,470	227,423	227,723	226,640	(a)	5	10	235,146	216,178	9
Equity	15,500	15,500	15,500	15,500	17,000		—	(9)	15,500	16,671	(7)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(2)	$12	$3	$8	$12		NM	NM	$21	$13	62

Nonaccrual loans	700	764	745	769	650		(8)	8	700	650	8

Allowance for credit losses:
Allowance for loan losses	539	566	575	571	633		(5)	(15)	539	633	(15)
Allowance for lending-related commitments	35	38	40	27	28		(8)	25	35	28	25
Total allowance for credit losses	574	604	615	598	661		(5)	(13)	574	661	(13)

Net charge-off/(recovery) rate	—%	0.02%	0.01%	0.01%	0.02%				0.01%	0.01%

Allowance for loan losses to period-end loans	0.23	0.24	0.25	0.26	0.28				0.23	0.28

Allowance for loan losses to nonaccrual loans	77	74	77	74	97				77	97
Nonaccrual loans to period-end loans	0.30	0.33	0.33	0.35	0.29				0.30	0.29

(a)In the fourth quarter of 2023, certain deposits associated with First Republic were transferred from CCB. Refer to page 67 of the Firm’s 2023 Form 10-K for additional information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2024
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2024 Change
CLIENT ASSETS	2024	2024	2024	2024	2023	2024	2023	2024	2023	2023
Assets by asset class
Liquidity	$1,083	$983	$953	$927	$926	10%	17%	$1,083	$926	17%
Fixed income	851	854	785	762	751	—	13	851	751	13
Equity	1,128	1,094	1,017	964	868	3	30	1,128	868	30
Multi-asset	764	763	719	711	680	—	12	764	680	12
Alternatives	219	210	208	200	197	4	11	219	197	11
TOTAL ASSETS UNDER MANAGEMENT	4,045	3,904	3,682	3,564	3,422	4	18	4,045	3,422	18
Custody/brokerage/administration/deposits	1,887	1,817	1,705	1,655	1,590	4	19	1,887	1,590	19
TOTAL CLIENT ASSETS (a)	$5,932	$5,721	$5,387	$5,219	$5,012	4	18	$5,932	$5,012	18

Assets by client segment
Private Banking	$1,234	$1,182	$1,097	$1,052	$974	4	27	$1,234	$974	27
Global Institutional	1,692	1,622	1,540	1,494	1,488	4	14	1,692	1,488	14
Global Funds	1,119	1,100	1,045	1,018	960	2	17	1,119	960	17
TOTAL ASSETS UNDER MANAGEMENT	$4,045	$3,904	$3,682	$3,564	$3,422	4	18	$4,045	$3,422	18

Private Banking	$2,974	$2,873	$2,681	$2,599	$2,452	4	21	$2,974	$2,452	21
Global Institutional	1,820	1,739	1,654	1,595	1,594	5	14	1,820	1,594	14
Global Funds	1,138	1,109	1,052	1,025	966	3	18	1,138	966	18
TOTAL CLIENT ASSETS (a)	$5,932	$5,721	$5,387	$5,219	$5,012	4	18	$5,932	$5,012	18

Assets under management rollforward
Beginning balance	$3,904	$3,682	$3,564	$3,422	$3,186			$3,422	$2,766
Net asset flows:
Liquidity	94	34	16	(4)	49			140	242
Fixed income	18	37	22	14	6			91	70
Equity	41	21	31	21	12			114	70
Multi-asset	14	10	(3)	(2)	(1)			19	1
Alternatives	3	4	2	1	(5)			10	(1)
Market/performance/other impacts	(29)	116	50	112	175			249	274
Ending balance	$4,045	$3,904	$3,682	$3,564	$3,422			$4,045	$3,422

Client assets rollforward
Beginning balance	$5,721	$5,387	$5,219	$5,012	$4,644			$5,012	$4,048
Net asset flows	224	140	79	43	94			486	490
Market/performance/other impacts	(13)	194	89	164	274			434	474
Ending balance	$5,932	$5,721	$5,387	$5,219	$5,012			$5,932	$5,012

BUSINESS METRICS
Firmwide Wealth Management
Client assets (in billions) (b)	$3,756	$3,648	$3,427	$3,360	$3,177	3	18	$3,756	$3,177	18
Number of client advisors	9,530	9,528	9,181	9,107	8,971	—	6	9,530	8,971	6

Stock Plan Administration (c)
Number of stock plan participants (in thousands)	1,327	1,118	1,118	1,038	974	19	36	1,327	974	36
Client assets (in billions)	270	254	249	233	230	6	17	270	230	17
(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)Consists of Global Private Bank in AWM and client investment assets in J.P. Morgan Wealth Management in CCB.
(c)Relates to an equity plan administration business which was acquired in 2022 with the Firm's purchase of Global Shares. The increase in the fourth quarter of 2024 includes the impact of onboarding participants in the Firm’s employee stock plans.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except employee data)

	QUARTERLY TRENDS											FULL YEAR
										4Q24 Change						2024 Change
	4Q24	3Q24		2Q24		1Q24		4Q23		3Q24	4Q23	2024		2023		2023
INCOME STATEMENT
REVENUE
Principal transactions	$28	$(1)		$60		$65		$(21)		NM	NM	$152		$302		(50)%
Investment securities losses	(92)	(16)		(546)		(366)		(743)		(475)%	88%	(1,020)		(3,180)		68
All other income	34	172		8,244	(f)	26		96		(80)	(65)	8,476	(f)	3,010		182
Noninterest revenue	(30)	155		7,758		(275)		(668)		NM	96	7,608		132		NM
Net interest income	2,030	2,915		2,364		2,477		2,445		(30)	(17)	9,786		7,906		24
TOTAL NET REVENUE (a)	2,000	3,070		10,122		2,202		1,777		(35)	13	17,394		8,038		116

Provision for credit losses	(18)	(4)		5		27		(2)		(350)	NM	10		171		(94)

NONINTEREST EXPENSE	550	589		1,579	(g)	1,276	(h)	3,593	(h)	(7)	(85)	3,994	(g)(h)	5,601	(h)(j)	(29)
Income/(loss) before income tax expense/(benefit)	1,468	2,485		8,538		899		(1,814)		(41)	NM	13,390		2,266		491
Income tax expense/(benefit)	132	675		1,759		223		(939)	(i)	(80)	NM	2,789		(555)	(i)	NM
NET INCOME/(LOSS)	$1,336	$1,810		$6,779		$676		$(875)		(26)	NM	$10,601		$2,821		276

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	2,083	3,154		2,084		2,317		2,065		(34)	1	9,638		6,072		59
Other Corporate	(83)	(84)		8,038		(115)		(288)		1	71	7,756		1,966		295
TOTAL NET REVENUE	$2,000	$3,070		$10,122		$2,202		$1,777		(35)	13	$17,394		$8,038		116

NET INCOME/(LOSS)
Treasury and CIO	1,568	2,291		1,513		1,641		1,396		(32)	12	7,013		4,206		67
Other Corporate	(232)	(481)		5,266		(965)		(2,271)		52	90	3,588		(1,385)		NM
TOTAL NET INCOME/(LOSS)	$1,336	$1,810		$6,779		$676		$(875)		(26)	NM	$10,601		$2,821		276

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,323,967	$1,276,238	(e)	$1,318,119		$1,322,799		$1,348,437		4	(2)	$1,323,967		$1,348,437		(2)
Loans	1,964	2,302		2,408		2,104		1,924		(15)	2	1,964		1,924		2
Deposits (b)	27,581	30,170		26,073		22,515		21,826		(9)	26	27,581		21,826		26

Employees	49,610	49,213		47,828		48,015		47,530		1	4	49,610		47,530		4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(92)	$(16)		$(546)		$(366)		$(743)		(475)	88	$(1,020)		$(3,180)		68
Available-for-sale securities (average)	371,415	306,244		247,304		222,943		199,581		21	86	287,260		200,708		43
Held-to-maturity securities (average) (c)	286,993	313,898		330,347		354,759		377,709		(9)	(24)	321,384		402,010		(20)
Investment securities portfolio (average)	$658,408	$620,142		$577,651		$577,702		$577,290		6	14	$608,644		$602,718		1
Available-for-sale securities (period-end)	403,796	331,715		263,624		233,770		199,354		22	103	403,796		199,354		103
Held-to-maturity securities (period-end) (c)	274,468	299,954		323,746		334,527		369,848		(8)	(26)	274,468		369,848		(26)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$678,264	$631,669		$587,370		$568,297		$569,202		7	19	$678,264		$569,202		19

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $44 million, $44 million, $45 million, $49 million and $53 million for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively and $182 million and $211 million for the full year 2024 and 2023, respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, the estimated fair value of the HTM securities portfolio was $247.9 billion, $279.6 billion, $294.8 billion, $305.4 billion and $342.8 billion, respectively.
(d)At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, the allowance for credit losses on investment securities was $105 million, $123 million, $125 million, $120 million and $94 million, respectively.
(e)Prior-period amounts have been revised to conform with the current presentation.
(f)Included a $7.9 billion net gain related to Visa shares. Refer to footnote (g) on page 2 for further information.
(g)Included a $1.0 billion donation of Visa shares to pre-fund contributions to the JPMorganChase Foundation.
(h)Included an FDIC special assessment to recover estimated losses to the Deposit Insurance Fund of $725 million for the three months ended March 31, 2024, which was an adjustment to the $2.9 billion estimate recorded in the three months ended December 31, 2023. Refer to Note 6 on page 220 of the Firm’s 2023 Form 10-K for additional information.
(i)Included an income tax benefit of $463 million and $428 million for the three months and full year ended December 31, 2023, respectively, related to the finalization of certain income tax regulations.
(j)In the second quarter of 2023, substantially all of the expense associated with First Republic was reported in Corporate. Commencing in the third quarter of 2023, the expense has been aligned to the appropriate LOBs.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

							Dec 31, 2024
							Change
	Dec 31,	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2024	2024		2024	2024	2023	2024	2023
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$376,334	$377,938		$382,795	$389,592	$397,275	—%	(5)%
Loans held-for-sale and loans at fair value	16,476	17,007		14,160	13,812	12,818	(3)	29
Total consumer, excluding credit card loans	392,810	394,945		396,955	403,404	410,093	(1)	(4)

Credit card loans
Loans retained	232,860	219,542		216,100	206,740	211,123	6	10
Total credit card loans	232,860	219,542		216,100	206,740	211,123	6	10
Total consumer loans	625,670	614,487		613,055	610,144	621,216	2	1

Wholesale loans (b)
Loans retained	690,396	687,890		674,152	667,761	672,472	—	3
Loans held-for-sale and loans at fair value	31,922	37,634		33,493	31,711	30,018	(15)	6
Total wholesale loans	722,318	725,524		707,645	699,472	702,490	—	3

Total loans	1,347,988	1,340,011		1,320,700	1,309,616	1,323,706	1	2
Derivative receivables	60,967	52,561		54,673	56,621	54,864	16	11
Receivables from customers (c)	51,929	53,270		56,018	52,036	47,625	(3)	9
Total credit-related assets	1,460,884	1,445,842		1,431,391	1,418,273	1,426,195	1	2

Lending-related commitments
Consumer, excluding credit card	44,844	45,322		47,215	46,660	45,403	(1)	(1)
Credit card (d)	1,001,311	989,594		964,727	943,935	915,658	1	9
Wholesale	531,467	541,560	(g)	545,020	532,514	536,786	(2)	(1)
Total lending-related commitments	1,577,622	1,576,476		1,556,962	1,523,109	1,497,847	—	5

Total credit exposure	$3,038,506	$3,022,318		$2,988,353	$2,941,382	$2,924,042	1	4

Memo: Total by category
Consumer exposure (e)	$1,671,825	$1,649,403		$1,624,997	$1,600,739	$1,582,277	1	6
Wholesale exposure (f)	1,366,681	1,372,915		1,363,356	1,340,643	1,341,765	—	2
Total credit exposure	$3,038,506	$3,022,318		$2,988,353	$2,941,382	$2,924,042	1	4

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2024
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2024	2024	2024	2024	2023	2024	2023
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,224	$3,316	$3,423	$3,630	$3,643	(3)%	(12)%
Loans held-for-sale and loans at fair value	693	397	382	481	560	75	24
Total consumer nonaccrual loans	3,917	3,713	3,805	4,111	4,203	5	(7)

Wholesale nonaccrual loans
Loans retained	3,942	3,517	3,289	2,927	2,346	12	68
Loans held-for-sale and loans at fair value	969	845	697	639	368	15	163
Total wholesale nonaccrual loans	4,911	4,362	3,986	3,566	2,714	13	81

Total nonaccrual loans	8,828	8,075	7,791	7,677	6,917	9	28

Derivative receivables	145	210	290	293	364	(31)	(60)
Assets acquired in loan satisfactions	318	343	342	295	316	(7)	1
Total nonperforming assets	9,291	8,628	8,423	8,265	7,597	8	22
Wholesale lending-related commitments (b)	737	619	541	390	464	19	59
Total nonperforming exposure	$10,028	$9,247	$8,964	$8,655	$8,061	8	24

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.65%	0.60%	0.59%	0.59%	0.52%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.00	0.94	0.96	1.02	1.02
Total wholesale nonaccrual loans to total
wholesale loans	0.68	0.60	0.56	0.51	0.39

(a)Excludes mortgage loans past due and insured by U.S. government agencies, which are primarily 90 or more days past due. These loans have been excluded based upon the government guarantee. At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, mortgage loans 90 or more days past due and insured by U.S. government agencies were $121 million, $126 million, $138 million, $157 million and $182 million, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2023 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q24 Change				2024 Change
	4Q24	3Q24	2Q24	1Q24	4Q23	3Q24	4Q23	2024	2023	2023
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$23,949	$22,991	$22,351	$22,420	$21,946	4%	9%	$22,420	$19,139	17%
Net charge-offs:
Gross charge-offs	2,845	2,567	2,726	2,381	2,557	11	11	10,519	7,653	37
Gross recoveries collected	(481)	(480)	(495)	(425)	(393)	—	(22)	(1,881)	(1,444)	(30)
Net charge-offs	2,364	2,087	2,231	1,956	2,164	13	9	8,638	6,209	39
Provision for loan losses	2,696	3,040	2,871	1,887	2,625	(11)	3	10,494	9,468	11
Other	64	5	—	—	13	NM	392	69	22	214
Ending balance	$24,345	$23,949	$22,991	$22,351	$22,420	2	9	$24,345	$22,420	9

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,142	$2,068	$1,916	$1,974	$2,075	4	3	$1,974	$2,382	(17)
Provision for lending-related commitments	(40)	74	154	(60)	(100)	NM	60	128	(408)	NM
Other	(1)	—	(2)	2	(1)	NM	—	(1)	—	NM
Ending balance	$2,101	$2,142	$2,068	$1,916	$1,974	(2)	6	$2,101	$1,974	6

ALLOWANCE FOR INVESTMENT SECURITIES	$152	$175	$177	$154	$128	(13)	19	$152	$128	19

Total allowance for credit losses (a)	$26,598	$26,266	$25,236	$24,421	$24,522	1	8	$26,598	$24,522	8

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.20%	0.17%	0.14%	0.19%	0.21%			0.18%	0.17%
Credit card retained loans	3.30	3.23	3.50	3.32	2.79			3.34	2.45
Total consumer retained loans	1.36	1.29	1.33	1.26	1.08			1.31	0.96
Wholesale retained loans	0.18	0.09	0.16	0.05	0.31			0.12	0.14
Total retained loans	0.73	0.65	0.71	0.62	0.68			0.68	0.52

Memo: Average retained loans
Consumer retained, excluding credit card loans	$376,976	$379,459	$385,662	$394,033	$397,819	(1)	(5)	$384,001	$364,061	5
Credit card retained loans	224,124	217,204	210,020	204,637	202,652	3	11	214,033	191,412	12
Total average retained consumer loans	601,100	596,663	595,682	598,670	600,471	1	—	598,034	555,473	8
Wholesale retained loans	687,197	674,939	666,347	664,588	669,899	2	3	673,310	646,875	4
Total average retained loans	$1,288,297	$1,271,602	$1,262,029	$1,263,258	$1,270,370	1	1	$1,271,344	$1,202,348	6

(a)At December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $268 million, $277 million, $278 million, $274 million and $243 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2024
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2024	2024	2024	2024	2023	2024	2023
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific	$(728)	$(756)	$(856)	$(873)	$(876)	4%	17%
Portfolio-based	2,535	2,491	2,599	2,603	2,732	2	(7)
Total consumer, excluding credit card	1,807	1,735	1,743	1,730	1,856	4	(3)
Credit card
Portfolio-based	14,600	14,100	13,200	12,600	12,450	4	17
Total credit card	14,600	14,100	13,200	12,600	12,450	4	17
Total consumer	16,407	15,835	14,943	14,330	14,306	4	15
Wholesale
Asset-specific	526	499	562	514	392	5	34
Portfolio-based	7,412	7,615	7,486	7,507	7,722	(3)	(4)
Total wholesale	7,938	8,114	8,048	8,021	8,114	(2)	(2)
Total allowance for loan losses	24,345	23,949	22,991	22,351	22,420	2	9
Allowance for lending-related commitments	2,101	2,142	2,068	1,916	1,974	(2)	6
Allowance for investment securities	152	175	177	154	128	(13)	19
Total allowance for credit losses	$26,598	$26,266	$25,236	$24,421	$24,522	1	8

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.48%	0.46%	0.46%	0.44%	0.47%
Credit card allowance to total credit card retained loans	6.27	6.42	6.11	6.09	5.90
Wholesale allowance to total wholesale retained loans	1.15	1.18	1.19	1.20	1.21
Total allowance to total retained loans	1.87	1.86	1.81	1.77	1.75
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (a)	56	52	51	48	51
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (a)	136	144	146	149	166
Wholesale allowance to wholesale retained nonaccrual loans	201	231	245	274	346
Total allowance to total retained nonaccrual loans	340	350	343	341	374

(a)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets, as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K.

	QUARTERLY TRENDS									FULL YEAR
								4Q24 Change						2024 Change
(in millions, except rates)	4Q24	3Q24	2Q24	1Q24		4Q23		3Q24	4Q23	2024		2023		2023

Net interest income - reported	$23,350	$23,405	$22,746	$23,082		$24,051		—%	(3)%	$92,583		$89,267		4%
Fully taxable-equivalent adjustments	121	120	115	121		126		1	(4)	477		480		(1)
Net interest income - managed basis	$23,471	$23,525	$22,861	$23,203		$24,177		—	(3)	$93,060		$89,747		4
Less: Markets net interest income	457	78	(77)	183		615		486	(26)	641		(294)		NM
Net interest income excluding Markets	$23,014	$23,447	$22,938	$23,020		$23,562		(2)	(2)	$92,419		$90,041		3

Average interest-earning assets	$3,571,960	$3,621,766	$3,509,725	$3,445,515		$3,408,395		(1)	5	$3,537,567		$3,325,708		6
Less: Average Markets interest-earning assets	1,157,421	1,206,085	1,116,853	1,031,075		985,997		(4)	17	1,128,153		985,777		14
Average interest-earning assets excluding Markets	$2,414,539	$2,415,681	$2,392,872	$2,414,440		$2,422,398		—	—	$2,409,414		$2,339,931		3

Net yield on average interest-earning assets - managed basis (a)	2.61%	2.58%	2.62%	2.71%		2.81%				2.63%		2.70%
Net yield on average Markets interest-earning assets	0.16	0.03	(0.03)	0.07		0.25				0.06		(0.03)
Net yield on average interest-earning assets excluding Markets (a)	3.79	3.86	3.86	3.83		3.86				3.84		3.85

Noninterest revenue - reported (b)	$19,418	$19,249	$27,454	$18,852		$14,523		1	34	$84,973		$68,837		23
Fully taxable-equivalent adjustments (b)	849	541	677	493		1,243		57	(32)	2,560		3,782		(32)
Noninterest revenue - managed basis	$20,267	$19,790	$28,131	$19,345		$15,766		2	29	$87,533		$72,619		21
Less: Markets noninterest revenue	6,592	7,074	7,870	7,830	(c)	5,232	(c)	(7)	26	29,366	(c)	28,258	(c)	4
Noninterest revenue excluding Markets	$13,675	$12,716	$20,261	$11,515		$10,534		8	30	$58,167		$44,361		31

Memo: Markets total net revenue	$7,049	$7,152	$7,793	$8,013		$5,847		(1)	21	$30,007		$27,964		7

(a) Includes the effect of derivatives that qualify for hedge accounting. Taxable-equivalent amounts are used where applicable. Refer to Note 5 of the Firm’s 2023 Form 10-K for additional information on hedge accounting.
(b) Effective January 1, 2024, the Firm adopted updates to the Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method guidance, under the modified retrospective method. Refer to page 4 for additional information.
(c) Effective in the second quarter of 2024, the former Corporate & Investment Bank and Commercial Banking business segments were combined to form one segment, the Commercial & Investment Bank. Prior-period amounts have been revised to include the markets-related revenues of the former Commercial Banking business segment, to conform with the current presentation.